UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2021 (June 21, 2021)

YUNHONG INTERNATIONAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39226	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 – 19/F, 126 Zhong Bei,

Wuchang District, Wuhan, China

People’s Republic of China

430061
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +86 131 4555 5555

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one-half of one Warrant and one Right	ZGYHU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	ZGYH	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ZGYHW	The NASDAQ Stock Market LLC
Rights, each exchangeable into one-tenth of one Class A Ordinary Share	ZGYHR	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlighted potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies (“SPACs”) such as Yunhong International (the “Company”). The Staff Statement reflected the Staff’s view that in many cases, warrants issued by SPACs should be classified as liabilities for accounting purposes, rather than as components of equity, unless certain conditions are met.

On June 21, 2021, the Company's audit committee (the “Audit Committee”), based on the recommendation of, and after consultation with, the Company’s management, concluded that the Company’s audited financial statements for the fiscal year ended June 30, 2020, and the financial statements for the quarters ending December 31, 2020, September 30, 2020, and March 31, 2020 (collectively, the “Non-Reliance Periods”), as reported in the Company's Annual Report on Form 10-K filed on September 28, 2020 and in the Company’s Quarterly Reports on Form 10-Qs filed on February 23, 2021, November 16, 2020, and May 15, 2020 should no longer be relied upon due to changes required to reclassify the Company’s outstanding warrants as liabilities. Similarly, the related press releases, Report of Independent Registered Public Accounting Firm dated September 28, 2020 on the financial statements as of June 30, 2020 and for the year ended June 30, 2020, and the shareholder communications, investor presentations or other communications describing relevant portions of the Company's financial statements for these periods should no longer be relied upon.

As a result, the Company will restate its historical financial results for the Non-Reliance Periods, in each case to reflect the change in accounting treatment (the “Restatement”).

The Company's prior accounting treatment of the warrants as components of equity instead of as derivative liabilities did not have any effect on the Company's previously reported operating expenses, cash flows or cash.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02 with the Company's independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUNHONG INTERNATIONAL

	By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer

Dated: June 24, 2021